                                                                  Exhibit 99.1

                              LETTER OF TRANSMITTAL

                                 FIBERMARK, INC.

                    OFFER TO EXCHANGE ALL OF ITS OUTSTANDING
                     10 3/4% SENIOR NOTES DUE 2011, SERIES A
              FOR UP TO $230,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                   ITS 10 3/4% SENIOR NOTES DUE 2011, SERIES B
                   PURSUANT TO THE PROSPECTUS DATED [ ], 2001

--------------------------------------------------------------------------------
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON [        ], 2001 UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                            WILMINGTON TRUST COMPANY

   BY CERTIFIED OR REGISTERED MAIL,                      BY FACSIMILE:
      OVERNIGHT COURIER OR HAND:
                                                         302-651-1079
       Wilmington Trust Company                (FOR ELIGIBLE INSTITUTIONS ONLY)
Corporate Trust Reorganization Services
         Rodney Square North                         CONFIRM BY TELEPHONE:
       1100 North Market Street                          302-651-8869
   Wilmington, Delaware 19890-00001                       Aubry Rosa
        Attention: Aubry Rosa

DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF FIBERMARK, INC.'S 10 3/4% SENIOR NOTES DUE 2011, SERIES A (THE "OLD NOTES").

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

         All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus (as defined below).

         This Letter of Transmittal is to be used by registered holders ("HOLDERS") of Old Notes if: (i) certificates representing Old Notes are to be delivered physically to the Exchange Agent by such Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus, dated [ ], 2001 (as the same may be amended from time to time, the "PROSPECTUS") under the caption "The Exchange Offer--Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (iii) delivery of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures," and, in each case, instructions are NOT being transmitted through DTC.

         DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated [ ], 2001 (as the same may be amended from time to time, the "PROSPECTUS"), of FiberMark, Inc., a Delaware corporation (the "COMPANY"), and this Letter of Transmittal and the instructions hereto, which together constitute the Company's offer to exchange (the "EXCHANGE OFFER") $1,000 principal amount of its 10 3/4% Senior Notes due 2011, Series B (the "NEW NOTES") of the Company, upon the terms and subject to the conditions set forth in the Exchange Offer, for each $1,000 principal amount of its outstanding 10 3/4% Senior Notes Due 2011, Series A (the "OLD NOTES").

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Old Notes with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Old Notes for transfer of ownership on the books of the Company or the trustee under the Indenture (the "TRUSTEE") and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

         The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby or transfer ownership of such Old Notes on the account books maintained by DTC.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part, in the reasonable discretion of the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above.

         THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED OLD NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR ANY PERSON THAT IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

         The undersigned, if the undersigned is a beneficial owner, represents (or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from each beneficial owner of the Old Notes tendered hereby stating) that, (i) the New Notes to be acquired by it in connection with the Exchange Offer are being acquired in the ordinary course of its business, (ii) it is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes, (iii) if it is participating in the Exchange Offer for the purpose of distributing the New Notes it cannot rely on the interpretations of the staff of the Commission discussed in the Prospectus under the caption "The Exchange Offer--Resale of New Notes" and may only sell the New Notes acquired by it pursuant to a registration statement containing the selling security holder information required by Item 507 of Regulation S-K under the Securities Act, (iv) it is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company and (v) it is not a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act. If it is a broker-dealer, it further represents that (a) if it is tendering Old Notes in the Exchange Offer:
(i) it acquired such Old Notes as a result of market-making activities or other trading activities and (ii) will deliver a prospectus in connection with any resale of New Notes acquired in the Exchange Offer for such Old Notes. By so acknowledging and by delivering a prospectus, it will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         Each broker-dealer making the representations contained in the above paragraph (a "PARTICIPATING BROKER-DEALER"), by tendering the Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be.

         Each Participating Broker-Dealer should check the box herein under the caption "For Participating Broker-Dealers Only" in order to receive additional copies of the Prospectus, and any amendments and supplements thereto, for use in connection with resales of the New Notes, as well as any notices from the Company to suspend and resume use of the Prospectus. By tendering its Old Notes and executing this Letter of Transmittal, each Participating Broker-Dealer agrees to use its reasonable best efforts to notify the Company or the Exchange Agent when it has sold all of its New Notes. If no Participating Broker-Dealers check such box, or if all Participating Broker-Dealers who have checked such box subsequently notify the Company or the Exchange Agent that all their New Notes have been sold, the Company will not be required to maintain the effectiveness of the Exchange Offer Registration Statement or to update the Prospectus and will not provide any Holders with any notices to suspend or resume use of the Prospectus.

         The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date in accordance with the terms of the Exchange Offer. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus.

         The undersigned understands that by tendering Old Notes pursuant to one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and the instructions hereto, the tendering Holder will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued up to the date of issuance of the New Notes.

         The undersigned also understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

         The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this

Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that New Notes be issued in the name(s) of the undersigned (or, in the case of Old Notes delivered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange and New Notes be delivered to the undersigned at the address(es) shown above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

         In order to complete this Letter of Transmittal properly, a Holder must
(i) complete the box entitled "Description of Old Notes," (ii) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (iii) if such Holder is a Participating Broker-Dealer and wishes to receive additional copies of the Prospectus for delivery in connection with resales of New Notes, complete the box entitled "For Participating Broker-Dealers Only," (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here," (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions" and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to the completing this Letter of Transmittal. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

         Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

         If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

         A Holder having Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Old Notes so registered.

         THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange

Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal:

------------------------------------------ -------------- ----------------------------- -----------------------------
    Name(s) and Address(es) of Holder(s)    Certificate    Aggregate Principal Amount    Aggregate Principal Amount
         (please fill in, if blank)          Number(s)            Represented                     Tendered
------------------------------------------ -------------- ----------------------------- -----------------------------

                                           -------------- ----------------------------- -----------------------------

                                           -------------- ----------------------------- -----------------------------

                                           -------------- ----------------------------- -----------------------------

                                           -------------- ----------------------------- -----------------------------

                                           -------------- ----------------------------- -----------------------------

------------------------------------------ -------------- ----------------------------- -----------------------------
                                               TOTAL
------------------------------------------ -------------- ----------------------------- -----------------------------


---------------------------------------------------------------------------------------------------------------------
   METHOD OF DELIVERY
---------------------------------------------------------------------------------------------------------------------


   / /   CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE BEING DELIVERED
         HEREWITH.

   / /   CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC
         AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution: ________________________________________________________________________

         Account Number:  ________________           Transaction Code Number: _____________________________

   / /   CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE
         AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s): ____________________________________________________________________

         Window ticket No. (if any): ______________________________________________________________________

         Date of Execution of Notice of Guaranteed Delivery: ______________________________________________

         Name of Eligible Institution that Guaranteed Delivery: ___________________________________________

         If Delivered by Book-Entry Transfer (yes or no):_________________________________________________

         Account Number:  ________________           Transaction Code Number: _____________________________

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   FOR PARTICIPATING BROKER-DEALERS ONLY
--------------------------------------------------------------------------------
   / / CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS NEW NOTES.
         (if no Participating Broker-Dealers check this box, or if all Participating Broker-Dealers who have checked this box subsequently notify the Company or the Exchange Agent that all their New Notes have been sold, the Company will not be required to maintain the effectiveness of the Exchange Offer Registration Statement or to update the Prospectus and will not provide any notices to any Holders to suspend or resume use of the Prospectus.)

   Name: _______________________________________________________________________

   Address: ____________________________________________________________________

   Telephone No.: ______________________________________________________________

   Facsimile No.: ______________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
           (TO BE COMPLETED BY ALL HOLDERS OF OLD NOTES REGARDLESS OF
           WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

   This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if delivered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

   If the signature appearing below is not of the record holder(s) of the Old Notes, then the record holder(s) must sign a valid bond power.

   X ___________________________________________________________________________

   X ___________________________________________________________________________
       (Signature(s) of Registered Holder(s) or Authorized Signatory)

   Date: _______________________________________________________________________

   Name: _______________________________________________________________________

   Capacity: ___________________________________________________________________

   Address:  ___________________________________________________________________

             ___________________________________________________________________
              (Include Zip Code)

   Area Code and Telephone No.: ________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)

       (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

 _______________________________________________________________________________
 Name of Eligible Institution Guaranteeing Signatures

 _______________________________________________________________________________
 Address (including Zip Code) and Telephone Number (including Area Code) of Firm

 _______________________________________________________________________________
 Authorized Signature

 _______________________________________________________________________________
 Printed Name

 _______________________________________________________________________________
 Title

 Date: _________________________________________________________________________

--------------------------------------------------------------------------------

---------------------------------------------------------       ------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS 3, 4, 5 and 7)                                 (SEE INSTRUCTIONS 4 AND 9)

   To be completed ONLY if Old Notes in a principal                    To be completed ONLY if Old Notes in a
   amount not tendered or not accepted for exchange                    principal amount not tendered or not accepted
   are to be issued in the name of, or New Notes to be                 are for exchange or New Notes are to be sent to
   issued in the name of, someone other than the person                someone other than the persons whose signature(s)
   or persons whose signature(s) appear(s) within                      appear(s) within this letter of transmittal
   this Letter of Transmittal.                                         or to an address different from that shown
                                                                       in the box entitled "Description of Old Notes"
   Issue  / / Old Notes                                                within this Letter of Transmittal.
          / / New Notes
         (check as applicable)                                         Issue  / / Old Notes
                                                                              / / New Notes
                                                                             (check as applicable)

   Name ___________________________________________                    Name ___________________________________________
                     (Please Print)                                                     (Please Print)

   Address_________________________________________                    Address_________________________________________

___________________________________________________                           _________________________________________
                   (Include Zip Code)                                                 (Include Zip Code)

___________________________________________________

     (Tax Identification or Social Security Number)
            (SEE SUBSTITUTE FORM W-9 HEREIN)

   Credit Old Notes not tendered or not exchanged by book-entry transfer to the DTC account set below:

___________________________________________________
                (DTC Account Number)

   Credit New Notes to the DTC account set below:

___________________________________________________
                (DTC Account Number)

---------------------------------------------------------       ------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATION; WITHDRAWAL OF TENDERS.

         To tender Old Notes in the Exchange Offer, physical delivery of certificates for Old Notes or confirmation of a book-entry transfer into the Exchange Agent's account with DTC of Old Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. New York City time on the Expiration Date. Tenders of Old Notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING OLD NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL BE ACCEPTED. Except as otherwise provided below, the delivery will be made when actually received by the Exchange Agent. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY, THE TRUSTEE OR DTC.

         Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. New York City time on the Expiration Date. In order to be valid, notice of withdrawal of tendered Old Notes must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

2.       GUARANTEED DELIVERY PROCEDURES.

         If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

         Pursuant to the guaranteed delivery procedures:

         (i)  such tender must be made by or through an Eligible Institution;

         (ii) prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution at one of the addresses set forth on the cover of this Letter of Transmittal a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the registered Holder(s) and the principal amount of Old Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, the Letter of Transmittal (or a manually signed facsimile thereof) properly completed and duly executed, or, in the case of a book-entry transfer an Agent's Message together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

         (iii) this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, together with certificates for all Old Notes in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Old Notes), and any other required documents must be received by the Exchange Agent within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

3.       PARTIAL TENDERS.

         If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Old Notes" herein. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount of all Old Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered hereby the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

         If any of the Old Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Old Notes are registered in client names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

         If this Letter of Transmittal or any certificates for Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

         No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of Old Notes) and certificates for New Notes or for any Old Notes for principal amounts not tendered or not accepted for exchange are to be issued directly to such Holder(s) or, if tendered by a participant in DTC, any Old Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at DTC and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING OLD NOTES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Old Notes tendered or transmit a separate, properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution.

         Endorsements on certificates for Old Notes and signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5.       SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

         Tendering Holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts not tendered or not accepted for exchange or certificates for New Notes, if applicable, are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated.

6.       TAXPAYER IDENTIFICATION NUMBER.

         Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or Federal employer identification number on Substitute Form W-9 which is provided under "Important Tax Information" below, or alternatively to establish another basis for exemption from backup withholding. A Holder must cross out Item (2) in the Certification box in
Part III of Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to backup withholding tax at a maximum rate of 31% on reportable payments made to the Holder with respect to the New Notes. The appropriate box in Part I of Substitute Form W-9 should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number
("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I of Substitute Form W-9 is checked, the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold, at a maximum rate of 31%, on all reportable payments made to the Holder until a TIN is provided to the Exchange Agent.

7.       TRANSFER TAXES.

         The Company will pay all transfer taxes applicable to the exchange and transfer of Old Notes pursuant to the Exchange Offer, except if (i) deliveries of certificates for Old Notes for principal amounts not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of Old Notes tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, in which case the amount of any transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of taxes will be billed directly to such tendering Holder.

8.       IRREGULARITIES.

         All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Old Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any and all tenders of Old Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Old Notes and will not entitle the Holder to New Notes. None of the Company, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Old Notes, or incur any liability to Holders for failure to give any such notice.

9.       WAIVER OF CONDITIONS.

         The Company reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer.

10.      MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR OLD NOTES.

         Any Holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth on the cover of this Letter of Transmittal for the Exchange Agent.

11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering Old Notes and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear on the cover of this Letter of Transmittal.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, the Exchange Agent may be required to withhold, at the relevant withholding rate which will range from 31% to 28%, a portion of certain payments made to Holders of the New Notes. To prevent backup withholding on reportable payments made with respect to New Notes received pursuant to the Exchange Offer, a tendering Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service ("IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, or (ii) if applicable, an adequate basis for exemption. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS and payments, including any New Notes, made to such Holder with respect to New Notes received pursuant to the Exchange Offer may be subject to backup withholding.

         For purposes of backup withholding, the relevant withholding rate will be 31% for reportable payments made before August 7, 2001, 30.5% for reportable payments made in the remainder of 2001, 30% for reportable payments made in the years 2002 and 2003, 29% for reportable payments made in the years 2004 and 2005, and 28% for payments made in the years 2006 through 2010. Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

         If backup withholding applies, the Exchange Agent is required to withhold, at the relevant withholding rate, a portion of any reportable payments made to the holder of the New Notes or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Holder is required to give the Exchange Agent the TIN (E.G., social security number or employer identification number) of the registered holder of the New Notes. If the New Notes will be held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


---------------------------------------------------------------------------------------------------------------------
                             PAYOR'S NAME: WILMINGTON TRUST COMPANY
---------------------------------------------------------------------------------------------------------------------
                                  PAYEE INFORMATION (Please print or type):
                                  Individual or business name (if joint account
                                  list first and circle the name of person or
                                  entity whose number you furnish in Part 1
                                  below):
                                 ------------------------------------------------------------------------------------
                                  Check appropriate box:
   SUBSTITUTE                     / / Individual/Sole Proprietor   / / Corporation     / / Partnership    / /  Other
   FORMW-9                       ___________________________________________________________________________________
   DEPARTMENT OF THE TREASURY     Address
   INTERNAL REVENUE SERVICE      ___________________________________________________________________________________
                                  City, State and Zip Code
                                 ------------------------------------------------------------------------------------
                                  PART I  TAXPAYER  IDENTIFICATION  NUMBER  ("TIN"):  Enter   Social security number:
                                  your TIN in the box at  right.  For  individuals  this is
                                  your social  security  number;  for other  entities it is
                                  your employer  identification  number. Refer to the chart   ______________________
                                  in  Item  A  of  the  Guidelines  for   Certification  of
                                  Taxpayer  Identification  Number on  Substitute  Form W-9
                                  (the "Guidelines") for further  clarification.  If you do   Employer identification
                                  not have a TIN, see  instructions  on how to obtain a TIN   number:
                                  in Item C of the  Guidelines,  check the  appropriate box
                                  below  indicating that you have applied for a TIN and, in
                                  addition  to  the  Part  III   Certification,   sign  the   _____________________
                                  attached     Certification    of    Awaiting     Taxpayer
                                  Identification Number.                                        APPLIED FOR TIN / /
                                 ------------------------------------------------------------ ------------------------
                                  PART II PAYEES EXEMPT FROM BACKUP WITHHOLDING: Check box. (See Item B of the
                                  Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):
                                                                                                       Exempt   / /
-------------------------------- -------------------------------------------------------------------------------------
REQUEST FOR TAXPAYER             PART III CERTIFICATION: You must cross out item 2 below if you have been notified
IDENTIFICATION NUMBER AND        by the Internal Revenue Service (the "IRS") that you are currently subject to
CERTIFICATION                    backup withholding because of underreporting interest or dividends on your tax return.
                                 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 below.

                                  Under penalties of perjury, I certify that:

                                  1.  The number shown on this form is my correct taxpayer identification number
                                      (or I am waiting for a number to be issued to me); and

                                  2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.


                                  Signature: _____________________________________ Date:___________________________
-------------------------------- -------------------------------------------------------------------------------------

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING, AT A MAXIMUM RATE OF 31%, ON ALL REPORTABLE PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
           THE BOX "APPLIED FOR TIN" IN PART I OF SUBSTITUTE FORM W-9

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office or
  (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN the payor may withhold, at a maximum rate of 31%, a portion of certain reportable payments made to me and that if I do not provide a TIN to the payor within 60 days, the payor is required to withhold, at a maximum rate of 31%, a portion of all reportable payments made to me thereafter until I furnish the payor with a TIN.

  Signature: ________________________________________ Date: ____________________
--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

A. TIN--The Taxpayer Identification Number for most individuals is their social security number. Refer to the following chart to determine the appropriate number:

----------------------------------------------------------------------------------------------------------------------
                                                             GIVE THE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION
   FOR THIS TYPE OF ACCOUNT:                                 NUMBER OF:
----------------------------------------------------------------------------------------------------------------------

   1.   Individual                                           The individual

   2.   Two or more individuals (joint account)              The actual owner of the account or, if combined
                                                             funds, the first individual on the account (1)

   3.   Custodian account of a minor (Uniform Gift to        The minor(2)
        Minors Act)

   4.   a.   Revocable savings trust (grantor is also        The grantor-trustee(1)
             trustee)

        b.   So-called trust account that is not a           The actual owner(1)
             legal or valid trust under State law

   5.   Sole proprietorship                                  The owner(3)

   6.   A valid trust, estate or pension trust               Legal entity(4)

   7.   Corporate                                            The corporation

   8.   Association, club, religious, charitable,            The organization
        educational or other tax exempt organization

   9.   Partnership                                          The partnership

   10.  A broker or registered nominee                       The broker or nominee

   11.  Account with the Department of Agriculture in        The public entity
        the name of a public entity that receives
        agricultural program payments.
------------------------------------------------------------------------------------------------------------------

(1)   List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's name and social security number.

(3) Show the individual's name. You may use either your Social Security number or your employer identification number.

(4) List first and circle the name of the legal trust, estate or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. EXEMPT PAYEES--The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part II of the form, sign and date the form.

         For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) a real estate investment trust; (10) an entity or person registered at all times during the tax year under the Investment Company Act of 1940; (11) a common trust fund operated by a bank under section 584(a); (12) a financial institution; (13) a trust exempt from tax under section 664 or described in section 4947; (14) a futures commission merchant registered with the Commodity Futures Trading Commission; and (15) a middleman known in the investment community as a nominee or custodian.

C. OBTAINING A NUMBER--If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes.

         Payors must be given the numbers whether or not payees are required to file tax returns. Payors must generally withhold, at a maximum rate of 31%, a portion of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E.  PENALTIES--

         (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

         (2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

         (3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.


                                      -15-